UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23654

MAINSTAY CBRE GLOBAL INFRASTRUCTURE MEGATRENDS FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay CBRE Global Infrastructure Megatrends Fund

Message from the President and Semiannual Report
Unaudited  |  November 30, 2021 | NYSE Symbol MEGI
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

The Fund has adopted a managed distribution policy (the “Distribution Policy”), pursuant to a Securities and Exchange Commission exemptive order, with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the Fund currently expects to make monthly distributions to Common shareholders at a distribution rate per share of $0.1083. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Distribution Policy. The Distribution Policy provides that the Board of Trustees of the Fund may amend or terminate the Distribution Policy at any time without prior notice to Fund shareholders. The Fund does not believe there are any reasonably foreseeable circumstances that would cause the termination of the Distribution Policy. The amendment or termination of the Distribution Policy could have an adverse effect on the market price of the Fund’s shares.

Message from the President
During the short reporting period from October 27, 2021, through November 30, 2021, COVID-19 and its economic impact continued to shape global and market economic trends. Despite increasing levels of vaccination, the emergence of the highly transmissible Omicron variant of the virus caused new waves of infection, leading to the reimposition of some government restrictions and partial shutdowns. Inflation rose in response to supply-chain bottlenecks, labor shortages and high commodity prices. Nevertheless, most developed and emerging economies continued to grow, rebounding from the dramatic, pandemic-related shutdowns of 2020, while further adding to inflationary pressures. In light of these developments, central banks generally adopted increasingly hawkish positions, curbing easy money policies and moving toward higher interest rates.
These economic conditions created a challenging backdrop for the launch of MainStay CBRE Global Infrastructure Megatrends Fund. However, the underlying secular trends the Fund targets remain increasingly important drivers of the global economy. The Fund focuses on the investment megatrends of decarbonization, digital transformation and asset modernization, which are reshaping the demand for infrastructure assets and driving income and growth potential. Within those themes, the Fund invests in companies generating resilient income from the ownership and operation of essential infrastructure assets, seeking to provide investors with a high level of total return with an emphasis on current income.
The report that follows provides additional insight into the factors that influenced MainStay CBRE Global Infrastructure Megatrends Fund during the period ending November 30, 2021.
We encourage you to read the report carefully, and we thank you for choosing MainStay CBRE Global Infrastructure Megatrends Fund.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)
Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate. For performance information current to the most recent month-end, please visit newyorklifeinvestments.com/megi.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of Fund shares.
Cumulative Total Returns for the Period-Ended November 30, 2021
Since Inception 10/27/21
Net Asset Value (“NAV”)[1]	(3.20)%
Market Price[1]	0.10
FTSE Global Core Infrastructure 50/50 Index (Net)[2]	(3.69)

1.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
2.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

Fund Statistics as of November 30, 2021
NYSE Symbol	MEGI	Premium/Discount [1]	3.41%
CUSIP	56064Q107	Total Net Assets (millions)	$968.1
Inception Date	10/27/21	Total Managed Assets (millions)[2]	$1,279.6
Market Price	$20.02	Leverage [3]	24.35%
NAV	$19.36	Percent of AMT Bonds[4]	0.00%

1.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
2.	"Managed Assets" means the total assets of the Fund, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
3.	Leverage is based on the use of funds borrowed from banks or other financial institutions, expressed as a percentage of Managed Assets.
4.	Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax, expressed as a percentage of Managed Assets.

Portfolio Composition as of November 30, 2021† (Unaudited)
United States	36.5%
Spain	13.3
United Kingdom	13.3
France	9.4
Italy	6.4
China	5.4
Canada	4.9
Australia	4.2
Hong Kong	4.0%
Singapore	2.4
Guernsey	1.2
Ireland	0.5
Jersey, C.I.	0.3
Other Assets, Less Liabilities	–1.8
100.0%
†	As a percentage of Managed Assets.
See Portfolio of Investments beginning on page 8 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of November 30, 2021 (Unaudited)
1.	National Grid plc
2.	Engie SA
3.	Enel SpA
4.	Enagas SA
5.	Williams Cos., Inc. (The)
6.	ONEOK, Inc.
7.	Eutelsat Communications SA
8.	SSE plc
9.	Guangdong Investment Ltd.
10.	Edison International

6	MainStay CBRE Global Infrastructure Megatrends Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jeremy Anagnos, CFA, Daniel Foley, CFA, Hinds Howard and Joseph Smith, CFA, of CBRE Investment Management Listed Real Assets LLC, the Fund’s Subadvisor.
How did MainStay CBRE Global Infrastructure Megatrends Fund perform during the period since its inception on October 27, 2021 through November 30, 2021?
During the reporting period, MainStay CBRE Global Infrastructure Megatrends Fund returned −3.20% at NAV (net asset value) and 0.10% at market price.1
What factors affected the Fund’s performance during the reporting period?
During the reporting period, the Fund began to invest assets, but had not achieved its targeted portfolio by November 30, 2021. Performance during the reporting period was affected by mounting inflationary pressures, widespread supply chain constraints, rising commodity prices and increasingly hawkish central bank rhetoric. Performance was further affected by rising market volatility due to news of the sudden emergence of the fast-spreading Omicron variant of the COVID-19 virus.
What was the impact of the Fund’s distribution policies during the reporting period?
The Fund did not declare a distribution during the reporting period. The announcement on the distribution was made in December 2021, with the first distribution to be paid in January 2022.
How was the Fund’s leverage strategy implemented during the reporting period?
The Fund began to implement its leverage strategy during the reporting period, executing a line of credit agreement and borrowing on the facility. As of November 30, 2021, the Fund’s leverage was 24% of the Fund's managed assets, below the targeted 30%.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?
The Fund targets exposure to three megatrend themes. Returns for each theme were negative during the reporting period. Asset modernization produced the weakest returns, due to declines among energy transition companies. Digital transformation was also weak, while decarbonization was mixed, with positive performance from electrification companies and negative returns among renewable leaders.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund was launched during the reporting period and began to invest its capital. Hence, all securities were purchased during the reporting period and no securities were sold.
How did the Fund’s sector weightings change during the reporting period?
As the Fund was launched during the reporting period, all weightings were increased toward the Fund’s targeted megatrend weights.
How was the Fund positioned at the end of the reporting period?
As of November 30, 2021, the Fund held its largest exposure to the decarbonization megatrend theme (54%), followed by exposure to asset modernization (35%) and, lastly, digital transformation (11%).

1.	See page 5 for more information on Fund returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments November 30, 2021† (Unaudited)
	Shares	Value
Closed-End Funds 4.9%
Guernsey 1.6% (1.2% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Utilities)	4,510,487	$ 7,258,454
Renewables Infrastructure Group Ltd. (The) (Utilities)	4,645,304	8,130,277
		15,388,731
Jersey, C.I. 0.4% (0.3% of Managed Assets)
GCP Asset-Backed Income Fund Ltd. (Diversified)	3,114,662	4,001,505
United Kingdom 2.9% (2.2% of Managed Assets)
Foresight Solar Fund Ltd. (Utilities)	5,713,000	7,613,200
Greencoat UK Wind plc (Utilities)	8,280,000	14,778,085
HICL Infrastructure plc (Diversified)	2,406,514	5,383,314
		27,774,599
Total Closed-End Funds (Cost $47,929,805)		47,164,835
Common Stocks 111.7%
Australia 5.6% (4.2% of Managed Assets)
APA Group (Utilities)	2,860,000	19,429,297
Atlas Arteria Ltd. (Transportation)	5,350,000	24,751,221
Aurizon Holdings Ltd. (Transportation)	4,230,000	10,161,748
		54,342,266
Canada 5.8% (4.4% of Managed Assets)
Enbridge, Inc. (Midstream / Pipelines)	934,000	35,043,736
Pembina Pipeline Corp. (Midstream / Pipelines)	512,700	15,170,895
TransAlta Renewables, Inc. (Utilities)	433,800	6,295,864
		56,510,495
China 7.1% (5.4% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Utilities)	28,770,000	10,736,176
Guangdong Investment Ltd. (Utilities)	33,401,728	44,461,392
Jiangsu Expressway Co. Ltd. (Transportation)	4,416,000	4,292,547
Zhejiang Expressway Co. Ltd. (Transportation)	9,600,000	9,048,474
		68,538,589
France 12.4% (9.4% of Managed Assets)
Engie SA (Utilities)	4,907,985	71,302,328
	Shares	Value

France (continued)
Eutelsat Communications SA (Communications)	3,870,677	$ 49,055,286
		120,357,614
Hong Kong 5.3% (4.0% of Managed Assets)
CK Infrastructure Holdings Ltd. (Utilities)	4,843,000	28,040,709
Power Assets Holdings Ltd. (Utilities)	3,880,000	23,360,605
		51,401,314
Ireland 0.7% (0.5% of Managed Assets)
Greencoat Renewables plc (Utilities)	5,595,490	6,980,430
Italy 8.4% (6.4% of Managed Assets)
Atlantia SpA (Transportation) (a)	392,199	7,174,509
Enel SpA (Utilities)	8,322,084	63,301,172
Terna - Rete Elettrica Nazionale (Utilities)	1,455,497	10,854,866
		81,330,547
Singapore 3.1% (2.4% of Managed Assets)
Keppel Infrastructure Trust (Utilities)	28,000,000	10,977,978
NetLink NBN Trust (Communications)	26,053,100	19,283,743
		30,261,721
Spain 17.6% (13.3% of Managed Assets)
Atlantica Sustainable Infrastructure plc (Utilities)	1,081,000	41,467,160
Enagas SA (Utilities)	2,466,351	56,193,511
Endesa SA (Utilities)	1,274,697	28,674,148
Naturgy Energy Group SA (Utilities)	1,168,064	32,190,244
Red Electrica Corp. SA (Utilities)	550,166	11,689,577
		170,214,640
United Kingdom 14.6% (11.1% of Managed Assets)
National Grid plc (Utilities)	5,733,098	76,750,570
SSE plc (Utilities)	2,265,607	46,763,996
United Utilities Group plc (Utilities)	1,248,784	18,011,596
		141,526,162
United States 31.1% (23.5% of Managed Assets)
American Electric Power Co., Inc. (Utilities)	58,959	4,778,627
CoreSite Realty Corp. (Communications)	40,200	6,876,210
Crown Castle International Corp. (Communications)	106,971	19,431,282
Edison International (Utilities)	675,300	44,083,584
FirstEnergy Corp. (Utilities)	555,600	20,923,896
Iron Mountain, Inc. (Communications)	436,000	19,811,840

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay CBRE Global Infrastructure Megatrends Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Kinder Morgan, Inc. (Midstream / Pipelines)	857,000	$ 13,249,220
Medical Properties Trust, Inc. (Healthcare Facilities)	225,000	4,790,250
OGE Energy Corp. (Utilities)	826,000	28,348,320
ONEOK, Inc. (Midstream / Pipelines)	878,500	52,569,440
South Jersey Industries, Inc. (Utilities)	349,100	8,203,850
Southern Co. (The) (Utilities)	172,000	10,509,200
Uniti Group, Inc. (Communications)	965,000	12,805,550
Williams Cos., Inc. (The) (Midstream / Pipelines)	2,020,400	54,126,516
		300,507,785
Total Common Stocks (Cost $1,112,419,963)		1,081,971,563
Convertible Preferred Stocks 10.7%
United States 10.7% (8.1% of Managed Assets)
AES Corp. (The) (Utilities)
6.875%	305,000	28,621,200
American Electric Power Co., Inc. (Utilities)
6.125%	68,855	3,356,681
Dominion Energy, Inc. (Utilities)
Series A
7.250%	377,000	35,588,800
South Jersey Industries, Inc. (Utilities)
8.750%	1,811	93,864
Southern Co. (The) (Utilities)
Series 2019
6.750%	560,514	28,053,726
Spire, Inc. (Utilities)
Series A
7.500%	155,000	7,670,950
Total Convertible Preferred Stocks (Cost $107,768,227)		103,385,221

	Principal Amount	Value
Corporate Bond 1.2%
United States 1.2% (0.9% of Managed Assets)
Vistra Corp. (Utilities) 8.000%, due 10/15/26 (b)(c)	$ 11,000,000	$ 11,522,500
Total Corporate Bond (Cost $11,597,019)		11,522,500

	Shares
Preferred Stocks 6.0%
Canada 0.7% (0.5% of Managed Assets)
Algonquin Power & Utilities Corp. (Utilities) (c)
5.091%	50,500	1,013,993
5.162%	3,700	73,974
AltaGas Ltd. (Midstream / Pipelines)
5.393% (c)	31,200	626,222
Enbridge, Inc. (Midstream / Pipelines) (c)
4.376%	133,700	1,978,105
4.46%	180,000	2,740,616
		6,432,910
United States 5.3% (4.0% of Managed Assets)
CMS Energy Corp. (Utilities)
5.875%	132,000	3,505,920
5.875%	122,000	3,267,160
Digital Realty Trust, Inc. (Communications) (c)
5.20%	151,548	4,038,754
5.25%	120,146	3,093,760
5.85%	150,000	4,098,000
DTE Energy Co. (Utilities)
5.25%	145,000	3,741,000
6.00%	148,000	3,695,560
Duke Energy Corp. (Utilities)
5.75% (c)	287,000	7,660,030
NextEra Energy Capital Holdings, Inc. (Utilities)
5.65%	140,000	3,766,000
NiSource, Inc. (Utilities)
6.50% (c)	286,000	7,699,120
Sempra Energy (Utilities)
5.75%	148,000	3,957,520
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments November 30, 2021† (Unaudited) (continued)
	Shares	Value
Preferred Stocks (continued)
United States (continued)
Spire, Inc. (Utilities)
5.90% (c)	115,000	$ 3,095,800
		51,618,624
Total Preferred Stocks (Cost $59,722,875)		58,051,534
Total Investments (Cost $1,339,437,889)	134.5%	1,302,095,653
Line of Credit Borrowing	(32.2)	(311,500,000)
Other Assets, Less Liabilities	(2.3)	(22,532,227)
Net Assets	100.0%	$ 968,063,426

†	Percentages indicated are based on Fund net assets applicable to Common Shares.
(a)	Non-income producing security.
(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of November 30, 2021.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
"Managed Assets" means the total assets of the Fund, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,279,649,105 as of November 30, 2021.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ 47,164,835	$ —	$ —	$ 47,164,835
Common Stocks	1,081,971,563	—	—	1,081,971,563
Convertible Preferred Stocks	103,385,221	—	—	103,385,221
Corporate Bond	—	11,522,500	—	11,522,500
Preferred Stocks	58,051,534	—	—	58,051,534
Total Investments in Securities	$ 1,290,573,153	$ 11,522,500	$ —	$ 1,302,095,653

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay CBRE Global Infrastructure Megatrends Fund

The table below sets forth the diversification of the Fund’s investments by sector.
Sector Diversification
	Value	Percent †
Utilities	$ 918,492,910	94.8%
Midstream / Pipelines	175,504,750	18.2
Communications	138,494,425	14.2
Transportation	55,428,499	5.8
Diversified	9,384,819	1.0
Healthcare Facilities	4,790,250	0.5
	1,302,095,653	134.5
Line of Credit Borrowing	(311,500,000)	(32.2)
Other Assets, Less Liabilities	(22,532,227)	(2.3)
Net Assets	$ 968,063,426	100.0%

†	Percentages indicated are based on Fund net assets applicable to Common Shares.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,339,437,889)	$1,302,095,653
Cash	164,261
Cash denominated in foreign currencies (identified cost $49,431)	49,526
Due from custodian	131,025
Receivables:
Dividends and interest	3,316,160
Investment securities sold	94,354
Other assets	67,612
Total assets	1,305,918,591
Liabilities
Payable for Line of Credit	311,500,000
Payables:
Investment securities purchased	25,259,117
Manager (See Note 3)	909,821
Shareholder communication	47,209
Custodian	13,380
Professional fees	11,805
Trustees	3,070
Transfer agent (See Note 3)	1,250
Accrued expenses	23,834
Interest expense and fees payable	85,679
Total liabilities	337,855,165
Net assets applicable to Common shares	$ 968,063,426
Common shares outstanding	50,005,000
Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$ 19.36
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 50,005
Additional paid-in-capital	1,000,049,995
1,000,100,000
Total distributable earnings (loss)	(32,036,574)
Net assets applicable to Common shares	$ 968,063,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Global Infrastructure Megatrends Fund

Statement of Operations for the period October 27, 2021 (inception date) through November 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $685,777)	$ 6,773,379
Interest	62,840
Dividends-affiliated	2,376
Total income	6,838,595
Expenses
Manager (See Note 3)	1,019,466
Interest expense and fees	85,679
Shareholder communication	47,222
Professional fees	26,208
Custodian	13,380
Insurance	11,805
Registration	6,050
Trustees	3,070
Transfer agent (See Note 3)	3,066
Miscellaneous	6,351
Total expenses	1,222,297
Net investment income (loss)	5,616,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Foreign currency transactions	(324,880)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(37,342,236)
Translation of other assets and liabilities in foreign currencies	14,244
Net change in unrealized appreciation (depreciation)	(37,327,992)
Net realized and unrealized gain (loss)	(37,652,872)
Net increase (decrease) in net assets to Common shares resulting from operations	$(32,036,574)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets
for the period October 27, 2021 (inception date) through November 30, 2021 (Unaudited)
2021
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 5,616,298
Net realized gain (loss)	(324,880)
Net change in unrealized appreciation (depreciation)	(37,327,992)
Net increase (decrease) in net assets applicable to Common shares resulting from operations	(32,036,574)
Capital share transactions (Common shares):
Net proceeds from sales of shares	1,000,100,000
Net increase (decrease) in net assets applicable to Common shares	968,063,426
Net Assets Applicable to Common Shares
Beginning of period	—
End of period	$ 968,063,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Global Infrastructure Megatrends Fund

Statement of Cash Flows
for the period October 27, 2021 (inception date) through November 30, 2021 (Unaudited)
Cash flows from (used in) operating activities:
Net decrease in net assets resulting from operations	$ (32,036,574)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(1,339,445,868)
Amortization (accretion) of discount and premium, net	7,979
Increase in investment securities sold receivable	(94,354)
Increase in dividends and interest receivable	(3,316,160)
Increase in due from custodian	(131,025)
Increase in other assets	(67,612)
Increase in line of credit payable	311,500,000
Increase in investment securities purchased payable	25,259,117
Increase in professional fees payable	11,805
Increase in custodian payable	13,380
Increase in shareholder communication payable	47,209
Increase in due to Trustees	3,070
Increase in due to manager	909,821
Increase in due to transfer agent	1,250
Increase in accrued expenses	23,834
Increase in interest expense and fees payable	85,679
Net change in unrealized (appreciation) depreciation on unaffiliated investments	37,342,236
Net cash from (used in) operating activities	(999,886,213)
Cash flows from financing activities:
Proceeds from shares sold	1,000,100,000
Net cash from financing activities	1,000,100,000
Net increase in cash	213,787
Cash at beginning of period	—
Cash at end of period	$ 213,787

Supplemental disclosure of cash flow information:

Cash	$164,261
Cash denominated in foreign currencies	49,526
Total cash and restricted cash shown in the Statement of Cash Flows	$213,787
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
October 27, 2021^ through November 30, 2021*

Net asset value at beginning of period applicable to Common shares	$ 20.00
Net investment income (loss)	0.12
Net realized and unrealized gain (loss)	(0.76)
Total from investment operations	(0.64)
Net asset value at end of period applicable to Common shares	$ 19.36
Market price at end of period applicable to Common shares	$ 20.02
Total investment return on market price (a)	0.10%
Total investment return on net asset value (a)	(3.20)%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	6.04%††
Net expenses (including interest expense and fees)	1.32%††
Interest expense and fees (b)	0.09%††
Portfolio Turnover Rate	—%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 968,063

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return on market price is calculated assuming a purchase of a Common share at the market price on the first day and a sale on the last day business day of each month. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.
(b)	Interest expense and fees relate to the Line of Credit borrowing (See Note 6).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Global Infrastructure Megatrends Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay CBRE Global Infrastructure Megatrends Fund (the “Fund”) was organized as a Delaware statutory trust on March 30, 2021, and is governed by an agreement and declaration of trust (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “non-diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on October 27, 2021.
Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 15, 2033 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.
Prior to the commencement of the twelve-month period preceding the Termination Date, a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, extend the Termination Date (i) once for up to one year and (ii) once for up to an additional six months (the “Extended Termination Date”), upon a determination that winding up the affairs of and liquidating the Fund would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. Additionally, if the Fund completes an eligible tender offer, a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, eliminate the Termination Date and cause the Fund to have a perpetual existence as a closed-end fund.
The Fund's investment objective is to seek a high level of total return with an emphasis on current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager") aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for

Notes to Financial Statements (Unaudited) (continued)
valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of November 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period October 27, 2021 (inception date) through
November 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of November 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of November 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’

18	MainStay CBRE Global Infrastructure Megatrends Fund

assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Common Shareholders. Dividends and distributions are recorded on the ex-dividend date. Subject to its managed distribution policy, the Fund intends to distribute monthly all or a portion of its net investment income, including current net realized capital gains, to Common shareholders. The Fund’s monthly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. Unless a Common shareholder elects otherwise, all dividends and distributions are reinvested pursuant to the Fund's dividend reinvestment plan. For more information on the Fund's dividend reinvestment plan, please see page 27.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased by the Fund, other than temporary cash investments that mature in 60 days or less at the time of purchase, are accreted and amortized, respectively, using the effective interest rate method.
(F)  Expenses.  The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.

Notes to Financial Statements (Unaudited) (continued)
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Organizational Expenses and Offering Costs.  Prior to the commencement of operations, organizational expenses associated with the establishment of the Fund and offering costs of the Fund with respect to the issuance of shares in the amounts of $458,151 and $437,128, respectively, were shared equally by the Manager and Subadvisor. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Manager and Subadvisor.
(H) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of November 30, 2021.
(K) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor") a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.00% of the “Managed Assets”. "Managed Assets" means the total assets of the Fund, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
During the period October 27, 2021 (inception date) through November 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,019,466 and paid the Subadvisor in the amount of $509,736.

20	MainStay CBRE Global Infrastructure Megatrends Fund

JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.
Note 4-Federal Income Tax
As of November 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,339,437,889	$9,113,173	$(46,455,409)	$(37,342,236)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund maintains a line of credit under a credit agreement with The Bank of New York Mellon ("BNY Mellon") dated November 4, 2021 (the "Credit Agreement") in order to achieve its investment objective. The aggregate commitment amount is $350,000,000. Under the Credit Agreement, the Fund is subject to (i) a financing charge of the Overnight Bank Funding Rate plus 0.75% on drawn assets and (ii) a commitment fee at an annual rate of 0.25% of undrawn portions of the credit facility to the extent the credit facility utilization rate is less than 80%. The Credit Agreement expires on May 3, 2022. During the period October 27, 2021 (inception date) through November 30, 2021, the Fund utilized the line of credit for 15 days, maintained an average daily balance of $234,000,000 at a weighted average interest rate of 0.82% and incurred interest expense in the amount of $85,679. As of November 30, 2021, borrowings outstanding with respect to the Fund under the Credit Agreement were $311,500,000. Effective November 30, 2021, the Fund's aggregate commitment amount was increased to a total of $500,000,000.
Note 7–Purchases and Sales of Securities (in 000’s)
During the period October 27, 2021 (inception date) through November 30, 2021, purchases of securities, other than short-term securities, were $1,339,446. The Fund was launched during the period and began to invest its capital. Hence, all securities were purchased during the reporting period and no securities were sold.
Note 8–Capital Share Transactions
Transactions in capital shares for the period October 27, 2021 (inception date) through November 30, 2021, were as follows:
Common Shares	Shares	Amount
Period October 27, 2021 (inception date) through November 30, 2021:
Shares sold	50,005,000	$1,000,100,000
Note 9–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 10–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period October 27, 2021 (inception date) through November 30, 2021, events and transactions subsequent to November 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or

Notes to Financial Statements (Unaudited) (continued)
disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On December 17, 2021, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:
Month	Ex-Date	Record Date	Payable Date	Amount
January	1/13/22	1/14/22	1/31/22	$0.1083
February	2/14/22	2/15/22	2/28/22	$0.1083
March	3/14/22	3/15/22	3/31/22	$0.1083
22	MainStay CBRE Global Infrastructure Megatrends Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The Management Agreement with respect to the MainStay CBRE Global Infrastructure Megatrends Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”) must be approved initially and, following an initial term of up to two years, are subject to annual review and approval by the Board of Trustees of the Fund (“Board”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its September 17, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”) voting separately, unanimously approved each of the Advisory Agreements for an initial two-year period.
In reaching the decision to approve each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and CBRE in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during June 2021 through September 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and CBRE that follow investment strategies similar to those proposed for the Fund and, when applicable, the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, including those subadvised by CBRE, as deemed relevant to each Trustee. The Board also considered information furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds as well as presentations from New York Life Investments and CBRE personnel, including certain members of the proposed portfolio management team. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those proposed for the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and CBRE from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated total ordinary operating expenses. The Board acknowledged that it would further evaluate these factors in connection with its consideration of future proposed continuations of each Advisory Agreement. Although the Board recognized that comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated total ordinary operating expenses as compared to the peer funds identified by Institutional Shareholder Services Inc. (“ISS”). Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in proposing to sponsor and manage the Fund.
The Board considered that New York Life Investments and CBRE agreed to pay all organizational expenses of the Fund and all offering costs associated with the Fund’s initial public offering as well as compensation to the underwriters and certain dealers in connection with the offering and that the Fund is not obligated to repay any such expenses, costs or compensation paid by New York Life Investments or CBRE. Additionally, the Board took into account the Fund’s structure as a limited term trust. Although not part of the services provided under the Management Agreement, the Trustees also considered information provided by New York Life Investments with respect to New York Life Investments’ commitment to support the secondary market for common shares of the Fund, including through ongoing marketing support.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements during its September 17, 2021 meeting are summarized in more detail below. The Board did not consider any factor or information controlling in making such approvals.
Nature, Extent and Quality of Services to be Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as a manager of mutual funds, including a listed closed-end fund, and managing fund operations in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of the Fund, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board also noted that the services proposed to be provided to the Fund as a closed-end fund may differ from the services provided to open-end funds and other investment advisory clients, such as compliance services provided in connection with the Fund’s anticipated use of leverage and trading of Fund shares on the New York Stock Exchange. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of CBRE and ongoing analysis of, and interactions with,
CBRE with respect to, among other things, the Fund’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis to be provided by compliance and investment personnel. The Board noted that New York Life Investments would provide certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the MainStay Group of Funds and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the nature, extent and quality of the investment advisory services that CBRE proposed to provide to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience in serving as subadvisor to other funds in the MainStay Group of Funds and advising other portfolios, including mandates with investment strategies similar to those proposed for the Fund, and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE and New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Chief Compliance Officer of the MainStay Group of Funds, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds. The Board reviewed CBRE’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those proposed for the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of these services.

24	MainStay CBRE Global Infrastructure Megatrends Fund

Investment Performance
In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management the Fund’s proposed investment objective, strategies and risks. Additionally, the Board considered the historical performance of an investment portfolio with investment strategies similar to those proposed for the Fund and other portfolios managed by the proposed portfolio managers for the Fund.
Based on these considerations, the Board concluded that the Fund was likely to be subadvised responsibly and capably by CBRE.
Costs of the Services to be Provided, and Profits to be Realized, by New York Life Investments and CBRE
The Board considered information provided with respect to the anticipated costs of the services to be provided under each of the Advisory Agreements and the profits expected to be realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Fund. The Board considered that CBRE’s proposed subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee would be paid by New York Life Investments, not the Fund, and the relevance of CBRE’s expected profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the anticipated costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
The Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to be able to provide high-quality services to the Fund. The Board recognized that the Fund would benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s expected profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board also considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services to be provided to the Fund.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were not expected to be excessive. With respect to CBRE, the Board considered that any profits expected to be realized by CBRE due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits would be based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the subadvisory fee to be paid to CBRE would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including another fund that follows investment strategies similar to those proposed for the Fund. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the fund that follows investment strategies similar to those proposed for the Fund, taking into account New York Life Investments’ and CBRE’s rationale for any differences in fee schedules. Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and the rationale therefor. The Board noted that most closed-end funds do not have contractual breakpoints. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund would be based on the “managed assets” of the Fund, which would include assets attributable to the Fund’s use of “effective leverage,” as defined in the Fund’s prospectus. The Board acknowledged that New York Life Investments and CBRE would have the ability to increase the amount of the Fund’s managed assets through the use of effective leverage, which would create a conflict of interest. In assessing the reasonableness of the proposed management fee and the methodology for its calculation, the Board took into account, among other factors, representations from New York Life Investments and CBRE that they would provide services of the same nature, extent and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.
Based on the factors outlined above, the Board concluded that the Fund’s proposed management fee and estimated total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s proposed management fee compared to fees of another fund managed by New York Life Investments that follows investment strategies similar to those proposed for the Fund. The Board also reviewed information from ISS showing how the Fund’s proposed management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay CBRE Global Infrastructure Megatrends Fund

Dividend Reinvestment Plan (Unaudited)
Introduction
This Dividend Reinvestment Plan (“Plan”) for MainStay CBRE Global Infrastructure Megatrends Fund (“Fund”), provides that for a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) in the Plan (each, a “Participant” and collectively, “Participants”), all dividends and distributions on such Shareholder’s Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares, unless the Participants elect to receive cash. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.
Plan Details
1. The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution such as capital gain or return of capital, (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Shares as per the terms stated in this Plan. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.
2. If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3. The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
4. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.
5. There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred ( currently $0.05) in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to $2.50 sales fee and a $.15 per share sold fee. All per share fees include any applicable brokerage commissions the Plan Administrator is required is required to pay.

Dividend Reinvestment Plan (Unaudited) (continued)
6. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
7. Each Participant may terminate their account under the Plan by notifying the Plan Administrator by telephone, through the Internet or in writing. If the Plan Administrator receives the Participant’s notice of withdrawal near a dividend record date, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the withdrawing Participant. If such dividends are reinvested, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Plan Administrator or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
8. Participants may also request to sell a portion of their Common Shares by notifying the Plan Administrator by telephone, through the Internet or in writing. The Plan Administrator will sell such Common Shares through a broker-dealer selected by the Plan Administrator within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less a $2.50 service fee and a per share fee of $0.15. Participants should note that the Plan Administrator is unable to accept instructions to sell on a specific date or at a specific price.
9. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone, (855) 456-9683, through the Internet at www.computerhsare.com/investor or in writing to P.O. Box 505000, Louisville, Kentucky 40233.
28	MainStay CBRE Global Infrastructure Megatrends Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov . The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov .
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report will be available free of charge upon request by calling New York Life Investments at 800-624-6782.

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Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
(855) 456-9683
newyorklifeinvestments.com/megi
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.
1925777MS209-21	MSMEGI10-01/22
(NYLIM) NL534

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY CBRE GLOBAL INFRASTRUCTURE MEGATRENDS FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 7, 2022

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: February 7, 2022

EXHIBIT INDEX

(a) Section 302 Certifications are attached.

(b) Section 906 Certifications are attached.